SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         Date of Report: April 27, 2004

                         THE MCGRAW-HILL COMPANIES, INC.
                         -------------------------------
             (Exact Name of Registrant as specified in its charter)

New York                           1-1023                    13-1026995
--------                           ------                    ----------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
incorporation or
organization)

              1221 Avenue of the Americas, New York, New York 10020
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 512-2564
                                 --------------
              (Registrant's telephone number, including area code)
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Item 9. Regulation FD Disclosure/Disclosure of Results of Operations and
        Financial Condition (Furnished Pursuant to Item 12 of Form 8-K)

      On April 27, 2004 Registrant issued an earnings release (the "Earnings Release") containing a discussion of Registrant's results of operations and financial condition for the first quarter ending March 31, 2004.

      Item 7. Exhibits

      (99) Earnings Release of the Registrant, dated April 27, 2004, containing a discussion of Registrant's results of operations and financial condition for the first quarter ending March 31, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE McGRAW-HILL COMPANIES, INC.


                                             /s/  Kenneth M. Vittor
                                             ---------------------------------
                                             By:  Kenneth M. Vittor
                                                  Executive Vice President and
                                                  General Counsel

Dated: April 27, 2004

                                INDEX TO EXHIBITS

Exhibit Number

      (99) Earnings Release of the Registrant, dated April 27, 2004, containing a discussion of Registrant's results of operations and financial condition for the first quarter ending March 31, 2004.